ACCOUNTANT'S CONSENT

                                                                  EXHIBIT 23 (a)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 26, 1999 relating to the financial statements which appears in JWGenesis Financial Corp.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/S/  PRICEWATERHOUSECOOPERS LLP


Tampa, Florida
October 18, 1999